EXHIBIT 21.1

SUBSIDIARIES

Name	Jurisdiction of Organization	Percentage Ownership
Capital Senior Living, Inc.	Texas	100%
Capital Senior Development, Inc.	Texas	100%
Capital Senior Management 1, Inc.	Texas	100%
Capital Senior Management 2, Inc.	Texas	100%
Capital Senior Management AC, Inc.	Delaware	100%
Capital Senior East Lansing, LLC	Delaware	100%
Capital Senior Peoria, LLC	Delaware	100%
Capital Senior Raleigh, LLC	Delaware	100%
Capital Senior Winston-Salem, LLC	Delaware	100%
Capital Senior Living Properties, Inc.	Texas	100%
Capital Senior Living Properties 2, Inc.	Texas	100%
Capital Senior Living Properties 2, — Atrium of Carmichael, Inc.	Delaware	100%
Capital Senior Living Properties 2, — Crosswood Oaks, Inc.	Delaware	100%
Capital Senior Living Properties 2 — Gramercy, Inc.	Delaware	100%
Capital Senior Living Properties 2, — Heatherwood, Inc.	Delaware	100%
Capital Senior Living Properties 2 — NHPT, Inc.	Delaware	100%
Capital Senior Living Properties 2, — Tesson Heights, Inc.	Delaware	100%
Capital Senior Living Properties 2 — Veranda Club, Inc.	Delaware	100%
Capital Senior Living Properties 3, Inc.	Delaware	100%
Capital Senior Living Properties 4, Inc.	Delaware	100%
Capital Senior Living Properties 5, Inc.	Delaware	100%
Capital Senior Living Properties 6, Inc.	Delaware	100%
Capital Senior Living A, Inc.	Delaware	100%
Capital Senior Living, ILM-A, Inc.	Delaware	100%
Capital Senior Living P-B, Inc.	Delaware	100%
Capital Senior Living ILM-B, Inc.	Delaware	100%
Capital Senior Living P-C, Inc.	Delaware	100%
Capital Senior Living ILM-C, Inc.	Delaware	100%
Capital Senior Living Acquisition, LLC	Delaware	100%
CGI Management, Inc.	Delaware	100%
Quality Home Care, Inc.	Indiana	100%
Triad Senior Living I, LP	Texas	100%
Triad Senior Living II, LP	Texas	100%
Triad Senior Living III, LP	Texas	100%
Triad Senior Living IV, LP	Texas	100%
Triad Senior Living V, LP	Texas	100%
Waterford Senior Living, Inc.	Texas	100%
Capital Senior Management S, Inc.	Texas	100%
Capital Midwest, LLC	Delaware	100%
Capital Spring Meadows, LLC	Delaware	100%
Capital Texas S, LLC	Delaware	100%
CSL CE Arlington, LLC	Delaware	100%
CSL CE College Station, LLC	Delaware	100%
CSL CE Conroe, LLC	Delaware	100%
CSL CE Corpus, LLC	Delaware	100%
CSL CE Stephenville, LLC	Delaware	100%
CSL RE Corpus, LLC	Delaware	100%
CSL S Cleburne, LLC	Delaware	100%
CSL S Conroe, LLC	Delaware	100%
CSL S Longview, LLC	Delaware	100%
CSL S Mansfield, LLC	Delaware	100%

CSL S McKinney, LLC	Delaware	100%
CSL S Nacogdoches, LLC	Delaware	100%
CSL S Palestine, LLC	Delaware	100%
CSL S Paris, LLC	Delaware	100%
CSL S Sherman, LLC	Delaware	100%
CSL S Tyler, LLC	Delaware	100%
CSL S Waxahachie, LLC	Delaware	100%
CSL S Weatherford, LLC	Delaware	100%
CSL 108th & Q, LLC	Delaware	100%
CSL Ames, LLC	Delaware	100%
CSL Ames Management, LLC	Delaware	100%
CSL Aspen Grove, LLC	Delaware	100%
CSL Aspen Grove Management, LLC	Delaware	100%
CSL Autumn Glen, LLC	Delaware	100%
CSL Autumn Glen Management, LLC	Delaware	100%
CSL Batesville, LLC	Delaware	100%
CSL Batesville Management, LLC	Delaware	100%
CSL Canton GA, LLC	Delaware	100%
CSL Canton GA Management, LLC	Delaware	100%
CSL Chardon, LLC	Delaware	100%
CSL Charlestown, LLC	Delaware	100%
CSL Charlestown Management, LLC	Delaware	100%
CSL Columbus, LLC	Delaware	100%
CSL Dayton, LLC	Delaware	100%
CSL Dillon Pointe SC, LLC	Delaware	100%
CSL Dillon Pointe Management, LLC	Delaware	100%
CSL Elkhorn, LLC	Delaware	100%
CSL Elkhorn Management, LLC	Delaware	100%
CSL Esperanza Management, LLC	Delaware	100%
CSL Fitchburg, LLC	Delaware	100%
CSL Fitchburg Management, LLC	Delaware	100%
CSL Fort Wayne, LLC	Delaware	100%
CSL Fort Wayne Management, LLC	Delaware	100%
CSL Granbury, LLC	Delaware	100%
CSL Hamilton, LLC	Delaware	100%
CSL Harbor Court, LLC	Delaware	100%
CSL Harbor Court Management, LLC	Delaware	100%
CSL Hearth GP, LLC	Delaware	100%
CSL Hunt Staffing, LLC	Delaware	100%
CSL Keystone Woods, LLC	Delaware	100%
CSL Kokomo, LLC	Delaware	100%
CSL Kokomo Management, LLC	Delaware	100%
CSL Laurelhurst NC, LLC	Delaware	100%
CSL LeaseCo, Inc.	Delaware	100%
CSL Levis, LLC	Delaware	100%
CSL Libertyville, LLC	Delaware	100%
CSL Marion, LLC	Delaware	100%
CSL Middletown, LLC	Delaware	100%
CSL Middletown Management, LLC	Delaware	100%
CSL Midwest GP, LLC	Delaware	100%
CSL Midwest I Management, LLC	Delaware	100%
CSL Miracle Hills, LLC	Delaware	100%
CSL Montclair, LLC	Delaware	100%
CSL Naperville, LLC	Delaware	100%
CSL North Pointe SC, LLC	Delaware	100%

CSL Ohio JV, LLC	Delaware	100%
CSL Oklahoma City, LLC	Delaware	100%
CSL Oshkosh, LLC	Delaware	100%
CSL Oshkosh Management, LLC	Delaware	100%
CSL Peachtree, LLC	Delaware	100%
CSL Peachtree Management, LLC	Delaware	100%
CSL Plainfield, LLC	Delaware	100%
CSL Plainfield Management, LLC	Delaware	100%
CSL Plymouth, LLC	Delaware	100%
CSL Plymouth Management, LLC	Delaware	100%
CSL Prestwick, LLC	Delaware	100%
CSL Remington, LLC	Delaware	100%
CSL Richmond, LLC	Delaware	100%
CSL Riverbend IN, LLC	Delaware	100%
CSL Riverbend Management, LLC	Delaware	100%
CSL Roanoke, LLC	Delaware	100%
CSL Roanoke Management, LLC	Delaware	100%
CSL Shaker Heights, LLC	Delaware	100%
CSL Shreveport, LLC	Delaware	100%
CSL Summit, LLC	Delaware	100%
CSL Summit Place Management, LLC	Delaware	100%
CSL Summit Place SC, LLC	Delaware	100%
CSL Summit Point, LLC	Delaware	100%
CSL Summit Point Management, LLC	Delaware	100%
CSL Towne Centre, LLC	Delaware	100%
CSL Trumbull, LLC	Delaware	100%
CSL Van Dorn, LLC	Delaware	100%
CSL Village of Columbus, LLC	Delaware	100%
CSL Vintage, LLC	Delaware	100%
CSL Vintage Land, LLC	Delaware	100%
CSL Vintage Management, LLC	Delaware	100%
CSL Whitcomb House, LLC	Delaware	100%
CSL Whitcomb House Management, LLC	Delaware	100%
CSL White River, LLC	Delaware	100%
CSL Whitley Place Management, LLC	Delaware	100%
CSL Windermere, LLC	Delaware	100%
CSL Woodbridge, LLC	Delaware	100%
CSL Woodlands Management, LLC	Delaware	100%
CSL Wynnfield Crossing, LLC	Delaware	100%
HealthCare Properties Liquidating Trust	Delaware	57%
SHPIII/CSL Miami, LLC	Delaware	10%
SHPIII/CSL Richmond Heights, LLC	Delaware	10%
SHPIII/CSL Levis Commons, LLC	Delaware	10%